UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21927

MSS Series Trust

(Exact name of registrant as specified in charter)

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

(Address of principal executive offices)(Zip code)

Gregory B. Getts

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio  44147

 (Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio  43215

Registrant's telephone number, including area code: (440) 922-0066

Date of fiscal year end: November 30

Date of reporting period: November 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Footprints Discover Value Fund

(DVALX)

ANNUAL REPORT

NOVEMBER 30, 2022

                                                               Series Trust

2022 was a challenging year as inflation proved less than transitory. In response, the Federal Reserve and its policymaking body – the Federal Open Market Committee (FOMC) embarked on policy maneuvers to tackle rising inflation; principally by raising the Fed Funds Rate and the implementation of contractionary monetary policies. Though Fed actions were more than necessary, yearlong interest rate hikes and balance sheet reduction actions had a negative impact on stocks and bonds, and subsequently, the Fund resulting in a -32.58% return for 2022.

However, we were not asleep at the wheel. We grew wary of an inflationary market environment. We understood that stock-bond correlations are positive when monetary policy is restrictive. In return, we proactively took steps to optimally position the Fund for the risks we saw ahead. First, we shifted away from bonds as the prospects were less than favorable (bond prices have an inverse relationship to interest rates). Next, we made the decision to materially increase cash reserves – even with the understanding that an increased cash position would temporarily drag on short term performance.

Looking back, we believe we got key parts of this market right. We feel the steps we took have positioned the Fund to weather the current downturn while simultaneously positioning the Fund to be in a position of strength for when the tide eventually turns.

Looking ahead, we continue to remain cautious. We believe the market story for 2023 will be about the lack of earnings growth with the fear of a recession. And we believe the market will trend lower in the short-term as the FOMC continues on its policy roadmap to tackle multi-decade high inflation. But as the tightening cycle draws to an end, we believe investors will shift their focus to growth in 2024.

Below is a summary of select portfolio companies:

MBIA (MBI) moved countertrend to the overall market and was actually a positive contributor to the Fund. The remaining Puerto Rico exposures have been resolved and the Company announced they have tasked Barclays to sell the Company; finally. We anticipate material develops to be announced throughout 2023.

American Superconductor (AMSC) continues to make progress on their two strategic acquisitions. Despite disappointing near-term performance, we believe the two strategic acquisitions were necessary for the long-term performance of the Company.

Enovix Corporation (ENVX) continues to win active design wins with leading technology companies, and in 2022, recognized first product revenue from their Fab-1 manufacturing site. Despite a tough macroeconomic environment, Enovix weathered many headwinds as they continue to execute on their business model and ramp production to meet growing demand.

Thank you for your continued support and we look forward to 2023.

To a prosperous year,

Steve Lococo

Founder & Portfolio Manager

Footprints Discover Value Fund

Annual Report | 1

FOOTPRINTS DISCOVER VALUE FUND

PERFORMANCE ILLUSTRATION

NOVEMBER 30, 2022 (UNAUDITED)

 TOTAL RETURNS FOR THE PERIOD ENDED NOVEMBER 30, 2022

FUND/INDEX	1 Year	SINCE INCEPTION*	VALUE
Footprints Discover Value Fund (with sales load)	-36.69%	-8.37%	$ 6,502
Footprints Discover Value Fund (without sales load)	-32.81%	-7.26%	$ 6,898
S&P 500 Index	-9.21%	10.84%	$ 16,610

Cumulative Performance Comparison of $10,000 Investment Since Inception

* Inception December 26, 2017

This chart assumes an initial investment of $10,000 made on the closing of December 26, 2017 (commencement of investment operations). Total return is based on the net change in Net Asset Value (“NAV”) and assumes reinvestment of all dividends and other distributions.  Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Call 1-877-328-5468 for the most current performance data.

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price) is 5.75%.

The Fund imposes a 1.00% redemption fee on shares redeemed within 90 days.

The S&P 500 Index is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange (“NYSE”).  The S&P 500 Index is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 Index reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes. Investors cannot invest directly in an index.

The Fund's total annual operating expenses before fee waivers, per the March 30, 2022 prospectus, are 4.28%. After fee waivers, the Fund's total annual operating expenses are 1.97%.

Annual Report | 2

FOOTPRINTS DISCOVER VALUE FUND

PORTFOLIO ILLUSTRATION

NOVEMBER 30, 2022 (UNAUDITED)

The following chart gives a breakdown of the Fund’s investments as of November 30, 2022.

Sectors are based on Morningstar® classifications.

Annual Report | 3

FOOTPRINTS DISCOVER VALUE FUND

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2022

Shares		Value

COMMON STOCKS - 43.59%

Miscellaneous Electrical Machinery, Equipment & Supplies - 9.54%
15,000	Enovix Corp. *	$ 195,750

Motors & Generators - 5.28%
28,800	American Superconductor Corp. *	108,288

Oil & Gas Services & Equipment - 9.67%
73,473	Western Energy Services Corp. (Canada) * ˄	198,377

Radio & TV Broadcasting & Communications Equipment - 3.86%
175,500	Seachange International, Inc. *	79,239

Retail - Food Stores - 1.43%
38,200	DavidsTea, Inc. (Canada) *	29,334

Surety Insurance - 10.28%
16,600	MBIA, Inc. *	210,986

Telephone Communications (No Radio Telephone) - 3.53%
13,260	Lumen Technologies, Inc.	72,532

TOTAL FOR COMMON STOCKS (Cost $1,205,300) - 43.59%		894,506

MONEY MARKET FUND - 57.87%
1,187,368	First American Government Obligations Fund Class X, 3.67% **	1,187,368
TOTAL FOR MONEY MARKET FUND (Cost $1,187,368) - 57.87%		1,187,368

TOTAL INVESTMENTS (Cost $2,392,668) - 101.46%		2,081,874

LIABILITIES LESS OTHER ASSETS, NET - (1.46)%		(29,954)

NET ASSETS - 100.00%		$2,051,920

* Non-income producing securities during the period.

** Variable rate security; the coupon rate shown represents the yield at November 30, 2022.

˄ Level 2 security

The accompanying notes are an integral part of these financial statements.

Annual Report | 4

FOOTPRINTS DISCOVER VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 2022

Assets:
Investments at Value (Cost $2,392,668)	$ 2,081,874
Cash	500
Receivables:
Interest	3,315
Due From Adviser	3,473
Prepaid Expenses	1,056
Total Assets	2,090,218
Liabilities:
Due to Administrator and Compliance Officer	1,014
Distribution (12b-1) Fees	23,184
Trustee Fees	330
Transfer Agent and Accounting Fees	1,228
Other Accrued Expenses	12,542
Total Liabilities	38,298
Net Assets	$ 2,051,920

Net Assets Consist of:
Paid-In Capital	$ 3,863,114
Accumulated Deficit	(1,811,194)
Net Assets, for 339,643 Shares Outstanding	$ 2,051,920

Net Asset Value and Offering Price Per Share	$ 6.04

Minimum Redemption Price Per Share *	$ 5.98

Maximum Offering Price Per Share **	$ 6.41

* The Fund will impose a 1.00% redemption fee if shares are sold within 90 days.

** The maximum sales charge on the sale of Fund shares is 5.75%.

The accompanying notes are an integral part of these financial statements.

Annual Report | 5

FOOTPRINTS DISCOVER VALUE FUND

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED NOVEMBER 30, 2022

Investment Income:
Dividends	$ 13,083
Interest	13,516
Total Investment Income	26,599

Expenses:
Advisory	24,558
Transfer Agent & Accounting	14,795
Legal	17,001
Audit	14,732
Distribution (12b-1) Fees	6,140
Registration	2,214
Custody	7,162
Chief Compliance Officer	6,008
Administrative	5,792
Trustee	2,355
Miscellaneous	1,395
Printing and Mailing	302
Total Expenses	102,454
Advisory Fees Waived and Expenses Reimbursed	(54,566)
Net Expenses	47,888

Net Investment Loss	(21,289)

Realized and Unrealized Gain (Loss) on Investments and Written Options:
Net Realized Gain on Written Options	38,410
Net Realized Loss on Investments	(412,305)
Net Change in Unrealized Appreciation on Written Options	25,390
Net Change in Unrealized Depreciation on Investments	(663,247)
Realized and Unrealized Loss on Investments and Written Options	(1,011,752)

Net Decrease in Net Assets Resulting from Operations	$(1,033,041)

The accompanying notes are an integral part of these financial statements.

Annual Report | 6

FOOTPRINTS DISCOVER VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	11/30/2022	11/30/2021
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (21,289)	$ (35,478)
Net Realized Gain (Loss) on Investments and Written Options	(373,895)	467,530
Net Change in Unrealized Appreciation (Depreciation) on Investments and Written Options	(637,857)	757,405
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,033,041)	1,189,457

Distributions to Shareholders:
Distributions	-	-
Total Dividends and Distributions Paid to Shareholders	-	-

Capital Share Transactions	(96,133)	(264,487)

Total Increase (Decrease)	(1,129,174)	924,970

Net Assets:
Beginning of Year	3,181,094	2,256,124

End of Year	$ 2,051,920	$ 3,181,094

The accompanying notes are an integral part of these financial statements.

Annual Report | 7

FOOTPRINTS DISCOVER VALUE FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period or year.

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends, if any. Total Return does not reflect sales load. Returns would have been lower had the Adviser not reimbursed expenses/waived fees during the period.

*** The Fund will impose a 1.00% redemption fee on shares redeemed within 90 days of purchase.

(a) Annualized.

(b) Not Annualized.

(c) For the period December 26, 2017 (commencement of investment operations) through November 30, 2018.

The accompanying notes are an integral part of these financial statements.

Annual Report | 8

FOOTPRINTS DISCOVER VALUE FUND

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 2022

NOTE 1. ORGANIZATION

The Footprints Discover Value Fund (the "Fund") is a non-diversified series of the MSS Series Trust (the "Trust") and commenced operations on December 26, 2017.  The Trust is an open-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), established under the laws of Ohio by an Agreement and Declaration of Trust dated June 20, 2006 (the "Trust Agreement"). The Trust Agreement permits the Board of Trustees (the "Board" or "Trustees") to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value. There are currently six separate series offered by the Trust. The investment adviser to the Fund is Footprints Asset Management & Research, Inc. (the "Advisor").

The Fund seeks total return from capital appreciation and income.

NON-DIVERSIFICATION RISK: As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund's performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. The Fund's performance may be affected disproportionately by the performance of relatively few stocks. In addition, the volatility of the Fund may be greater than the overall volatility of the market.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the U.S. ("GAAP"). The Fund is an investment company and accordingly follows the investment company accounting and reporting requirements of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 "Financial Services – Investment Companies including FASB Accounting Standards Update ("ASU") 2013-08."

SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in Note 3.

SHARE VALUATION: The Fund’s NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m. Eastern Time) on each day the NYSE is open. The NAV is determined by totaling the value of all portfolio securities, cash and other assets held by the Fund, and subtracting from that total all liabilities, including accrued expenses. The total net assets are divided by the total number of shares outstanding to determine the NAV of each share.

SECURITY TRANSACTIONS: Investment transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recognized on the ex-

Annual Report | 9

FOOTPRINTS DISCOVER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2022

dividend date. Non-cash dividend income is recorded at the fair market value of securities received. Interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are accreted and amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the appropriate country's rules and tax rates.

OPTION WRITING: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

FEDERAL INCOME TAX: The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the returns filed for the open tax years (2019-2021) or expected to be taken in the Fund’s 2022 tax return. The Fund identifies it’s major tax jurisdiction as U.S. federal, and the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended November 30, 2022, the Fund did not incur any interest or penalties.

Annual Report | 10

FOOTPRINTS DISCOVER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2022

EXPENSES: Expenses incurred by the Trust that do not relate to a specific fund of the Trust will be allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Trustees).

REDEMPTION FEES: To discourage short-term trades by investors, and to offset any transaction and other costs associated with short-term trading, the Fund will impose a redemption fee of 1.00% on shares redeemed within 90 days of investment. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee is applied uniformly in all cases. There were no redemption fees collected by the Fund during the year ended November 30, 2022.

CASH AND CASH EQUIVALENTS: The Fund maintains its cash in an account at a custodian bank which, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on its cash deposits.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, on at least an annual basis. Distributions will be recorded on the ex-dividend date.  Distributions to shareholders are determined in accordance with income tax regulations. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income taxes purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or NAV per share of the Fund.

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the related amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SALES CHARGES: There is a 5.75% maximum initial sales charge if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. During the year ended November 30, 2022, there were no sales charges collected from shareholders.

Annual Report | 11

FOOTPRINTS DISCOVER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2022

NOTE 3. SECURITY VALUATIONS

Processes and Structure

The Board has adopted guidelines for valuing securities and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated to the Advisor to apply those methods in making fair value determinations, subject to Board oversight. In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods that are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (included a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of the investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments in inactive markets, interest rates, implied volatilities, credit spreads, yield curves, and market-collaborated inputs.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions that a market participant would use in valuing the asset or liability at the measurement date, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Annual Report | 12

FOOTPRINTS DISCOVER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2022

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Derivative instruments (options and warrants). Derivative transactions that are actively traded, and valuation adjustments that are not applied, are categorized in Level 1 of the fair value hierarchy. Derivative transactions traded on inactive markets or valued by reference to similar instruments are categorized in Level 2 of the fair value hierarchy. Options are valued at the last sales prices on the valuation date. If the last sales price is not available then the options are valued at the closing bid price. These securities will be categorized in Level 2 of the fair value hierarchy if valued at other than closing price.

Short-term investments. Short-term investments are valued using amortized cost, which approximates fair value. These securities will be categorized as Level 1 of the fair value hierarchy. Money market funds are valued at their net asset value of $1 per share and are categorized as Level 1.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2022:

Investments in Securities
(Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$ 696,129	$ 198,377	$ -	$ 894,506
Money Market Fund	1,187,368	-	-	1,187,368
Total	$ 1,883,497	$ 198,377	$ -	$ 2,081,874

Refer to the Fund’s Schedule of Investments for a listing of securities by security type and industry.

Annual Report | 13

FOOTPRINTS DISCOVER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2022

The Fund did not hold any Level 3 assets or liabilities during the year ended November 30, 2022. There were no transfers into or out of Level 1 and 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

NOTE 4. RELATED PARTY TRANSACTIONS

INVESTMENT ADVISOR: The Advisor serves as investment advisor to the Fund pursuant to a management agreement with the Trust (the "Agreement"). Subject to the authority of the Board, the Advisor is responsible for management of the Fund's investment portfolio. The Advisor is responsible for selecting the Fund's investments according to the Fund's investment objective, policies and restrictions and as compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1.00% of the average daily net assets of the Fund during the term of the Agreement. For the year ended November 30, 2022, the Advisor earned advisory fees of $24,558. During the same period, the Advisor waived advisory fees of $24,558 and reimbursed the Fund additional expenses of $30,008. As of November 30, 2022, the Advisor owed the Fund $3,473 for expense reimbursement in connection with the expense limitation agreement.

The Advisor has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until March 31, 2023, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the Advisor)) will not exceed 1.95% of average daily net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (three years from the date that the fees have been waived or reimbursed) if such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (i) the Fund’s expense cap in place at the time such expenses were waived, and (ii) the Fund’s current expense cap at the time of recoupment. This agreement may be terminated only by the Board, on 60 days' written notice to the Advisor. Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor, as of the date such fees were waived, through November 30, 2025, are as follows:

Recoverable Through	Amount Recoverable
November 30, 2023	$56,151
November 30, 2024	$71,272
November 30, 2025	$54,566

TRANSFER AGENT: An interested Trustee, Gregory B. Getts, is the owner/president of Mutual Shareholder Services, LLC ("MSS"), the Fund’s transfer agent and fund

Annual Report | 14

FOOTPRINTS DISCOVER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2022

accountant. MSS receives an annual fee from the Fund of $11.50 per shareholder with a minimum of $775 charge per month for the transfer agency services. For its services as fund accountant, MSS receives an annual fee from the Fund based on the average net assets of the Fund. The Fund accounting fees range from $22,200 to $70,450 depending on the average net assets of the Fund. The Fund will receive a discount of between 10% - 50% on fund accounting fees until assets reach $10 million. For the year ended November 30, 2022, MSS earned $14,795 from the Fund for transfer agent and accounting services. As of November 30, 2022, the Fund owed MSS $1,228 for transfer agent and accounting services.

ADMINISTRATOR AND CCO: The Trust, on behalf of the Fund, also entered into Administration and Compliance Agreements with Empirical Administration, LLC ("Empirical") which provides administration and compliance services to the Fund.  Brandon M. Pokersnik is the owner/president of Empirical, and also an employee of MSS. Mr. Pokersnik serves as the Chief Compliance Officer of the Trust. For the services Empirical provides under the Administration and Compliance Agreements, Empirical receives a monthly fee of $1,000 from the Fund. For the year ended November 30, 2022, Empirical earned $11,800 for these services. As of November 30, 2022, the Fund owed Empirical $1,014.

UNDERWRITER FEES: Arbor Court Capital, LLC (the "Underwriter") acts as the Fund's principal underwriter in a continuous offering of the Fund's shares. The Underwriter is an affiliate of MSS. Mr. Getts is the president and owner of the Underwriter. For the year ended November 30, 2022, the Underwriter earned $1,000 for its services which were paid by the Fund.

DISTRIBUTION FEES: The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). The Plan permits the Fund to pay the Advisor and/or the Underwriter for certain distribution and promotion expenses related to marketing shares of the Fund. The amount payable annually by the Fund is 0.25% of its average daily net assets. The Plan is a compensation style plan which means the Fund accrues expenses and pays the Advisor and/or the Underwriter based upon the percentage described above rather than on actual expenses incurred by the Advisor and/or the Underwriter.

Subject to the oversight of the Trustees, the Trust may, directly or indirectly, engage in any activities related to the distribution of the Shares of the Fund, which activities may include, but are not limited to, the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisors and others that are engaged in the sale of Fund Shares, or that may be advising shareholders of the Fund regarding the purchase, sale or retention of Fund Shares; (b) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that hold Fund Shares for shareholders in omnibus accounts or as shareholders of record or provide shareholder support or administrative services to the Fund and its shareholders; (c) expenses of maintaining personnel (including personnel of organizations with which the

Annual Report | 15

FOOTPRINTS DISCOVER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2022

Trust has entered into agreements related to this Plan) who engage in or support distribution of Fund Shares or who render shareholder support services, including, but not limited to, allocated overhead, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Trust, processing shareholder transactions, and providing such other shareholder services as the Trust may reasonably request; (d) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (e) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (f) costs of preparing, printing and distributing sales literature; (g) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (h) costs of implementing and operating this Plan. The Trust is authorized to engage in the activities listed above, and in any other activities related to the distribution of Fund Shares, either directly or through other persons with which the Trust has entered into agreements related to this Plan.

The Plan has been approved by the Board, including a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person. Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the Fund. For the year ended November 30, 2022, the Fund incurred distribution fees under the Plan of $6,140.

NOTE 5. BENEFICIAL INTEREST TRANSACTIONS

The Trust is authorized to issue an unlimited number of shares of beneficial interest with no par value. Paid in capital as of November 30, 2022 was $3,863,114.

Transactions in shares of beneficial interest were as follows:

	For the year ended November 30, 2022		For the year ended November 30, 2021
	Shares	Capital	Shares	Capital
Shares sold	6,288	$ 43,843	5,535	$ 47,589
Shares reinvested	-	-	-	-
Shares redeemed	(20,312)	(139,976)	(36,500)	(312,076)
Net Increase (Decrease)	(14,024)	$ (96,133)	(30,965)	$(264,487)

NOTE 6. DERIVATIVE TRANSACTIONS

The Fund considers the average quarter-end notional amounts during the year, categorized by primary underlying risk, to be representative of it's derivative activities

Annual Report | 16

FOOTPRINTS DISCOVER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2022

during the year ended November 30, 2022.

There was no average notional value of Written Options or Warrants for the year ended November 30, 2022.

The Fund has adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities, which require that the Fund disclose: a) how and why an entity uses derivative instruments and b) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows.

The Advisor consistently assesses the value of existing positions in the Fund. Generally, the Advisor exercises patience when fundamentals are stable but prices volatile. The Advisor may at times write covered call options on a small portion of existing common stock positions in the Fund to generate premium. The Fund may trade financial instruments where they are considered to be a seller of credit derivatives in accordance with authoritative guidance under GAAP on derivatives and hedging. The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Option trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer of the option (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

For the year ended November 30, 2022, financial derivative instruments had the following effect on the Statement of Operations:

Net realized gain on:	Equity Contracts	Total
Written Options	$ 38,410	$ 38,410

Net change in unrealized Depreciation on:	Equity Contracts	Total
Warrant	$ (115,000)	$ (115,000)
Written Options	$ 25,390	$ 25,390

In accordance with Accounting Standards Update (“ASU”) 2013-01, Balance Sheet (Topic 210), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,

Annual Report | 17

FOOTPRINTS DISCOVER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2022

the Fund is required to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.

NOTE 7. INVESTMENT TRANSACTIONS

For the year ended November 30, 2022, purchases and sales of investment securities other than U.S. Government Obligations, short-term investments, options, and securities sold short aggregated $247,670 and $819,788, respectively.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain various representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims against the Fund and is presently unknown. However, the Fund considers the risk of loss from such potential claims to be remote.

NOTE 9. TAX MATTERS

At November 30, 2022, the cost of investments for federal income tax purposes was $2,432,792 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$ 188,956
Unrealized (depreciation)	(539,874)
Net unrealized depreciation	$ (350,918)

The difference between book and tax cost of investments represents the deferral of losses on wash sales.

The Fund recorded a permanent book/tax difference of $21,289 from net investment loss to paid in capital. This reclassification has no impact on the NAV of the Fund and is designed generally to present undistributed income and net realized gain on a tax basis, which is considered to be more informative to shareholders

The Fund’s tax basis net capital gains/(losses) and distributable earnings/(deficit) are determined only at the end of each fiscal year. As of November 30, 2022 the components of Accumulated Deficit on a tax basis were as follows:

Net unrealized depreciation

$     (350,918)

Capital loss carry forward – Long-term (non-expiring)

    (1,460,276)

Accumulated Deficit

                $  (1,811,194)

There were no distributions paid during the years ended November 30, 2022 and 2021.

Annual Report | 18

FOOTPRINTS DISCOVER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2022

NOTE 10.  MARKET RISK

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund. The novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

NOTE 11.  SECTOR CONCENTRATION RISK

Sector concentration risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

NOTE 12.  SUBSEQUENT EVENTS

The Board of Trustees, on January 17, 2023, approved the liquidation of the Footprints Discover Value Fund.  Effective January 20, 2023, the Fund is no longer accepting

Annual Report | 19

FOOTPRINTS DISCOVER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2022

purchase orders for its shares and it will close effective February 24, 2023 (the "Closing Date"). Shareholders may redeem Fund shares at any time prior to the Closing Date.  Effective immediately, the Fund is no longer pursing its investment objective.  All holdings in the Fund's portfolio are being liquidated, and the proceeds will be invested in money market instruments or held in cash.

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no other subsequent events requiring disclosure in the financial statements.

Annual Report | 20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

  To the Shareholders and Board of Trustees

  of the Footprints Discover Value Fund, a series of MSS Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Footprints Discover Value Fund (the “Fund”) a series of MSS Series Trust, including the schedule of investments, as of November 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”) and the financial highlights for the period December 26, 2017 (commencement of investment operations) through November 30, 2018 and for each of the four years in the period ended November 30, 2022.  In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Footprints Discover Value Fund, a series of MSS Series Trust, as of November 30, 2022, the results of its operations for the year then ended, the changes in  net assets for each of the two years in the period then ended and financial highlights for the period December 26, 2017 (commencement of investment operations) through November 30, 2018 and for each of the four years in the period ended November 30, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

Subsequent Liquidation

As discussed in Note 12 to the financial statements, on January 17, 2023, the Board of Trustees of MSS Series Trust, approved the liquidation of the Footprints Discover Value Fund.

We have served as the auditor of one or more of the

Funds in the MSS Series Trust since 2007

Abington, Pennsylvania

January 26, 2023

Annual Report | 21

FOOTPRINTS DISCOVER VALUE FUND

EXPENSE ILLUSTRATION

NOVEMBER 30, 2022 (UNAUDITED)

Expense Example

As a shareholder of the Fund, you incur ongoing costs which typically consist of management fees; distribution and service (12b-1) fees; transaction fees such as redemption fees, sales loads and ongoing costs; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2022 through November 30, 2022.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	June 1, 2022	November 30, 2022	June 1, 2022 to November 30, 2022

Actual	$1,000.00	$ 881.75	$9.20
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,015.29	$9.85

* Expenses are equal to the Fund's annualized expense ratio of 1.95%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report | 22

FOOTPRINTS DISCOVER VALUE FUND

ADDITIONAL INFORMATION

NOVEMBER 30, 2022 (UNAUDITED)

 Information Regarding Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-877-328-5468 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://sec.gov. You may also obtain copies by calling the Fund at 1-877-328-5468.

For More Information

Several additional sources of information are available to you.  The Fund’s Prospectus and Statement of Additional Information ("SAI"), contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates.  Annual reports will, and the semi-annual reports may, contain management's discussion of market conditions and investment strategies that significantly affected the performance results of the Fund as of the latest semi-annual or annual fiscal year end.

Call the Fund at 1-877-328-5468 to request free copies of the Prospectus and SAI, the annual report and the semi-annual report, to request other information about the Fund and to make shareholder inquiries. You may also obtain this information about the Fund at the internet site www.footprintsfund.com.

You also may obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Liquidity Risk Management Program

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the year ended November 30, 2022, the Trust’s Liquidity Program Administrator (the “Administrator”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Administrator concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

Annual Report | 23

FOOTPRINTS DISCOVER VALUE FUND

ADDITIONAL INFORMATION (CONTINUED)

NOVEMBER 30, 2022 (UNAUDITED)

Renewal of Advisory Agreement with Footprints Discover Value Fund

At its meeting held on September 21, 2022, Counsel directed the Trustees attention to the renewal of the investment advisory agreement between Footprints and the Trust, on behalf of Footprints Discover Value Fund.

Nature, Extent and Quality of Services.  The Trustees noted the Adviser's investment strategies and research process.  The Trustees reviewed the experience of the personnel responsible for servicing the Fund, nothing that there had not been any changes since the last renewal. Counsel noted for the Trustees that Footprints did not report any material litigations or regulatory examinations. After discussion, the Trustees determined that the services provided by Footprints to the Fund were satisfactory.

Performance.  The Trustees next evaluated the Fund’s strategy and performance, noting that the Fund has underperformed its benchmark, peer group and Morningstar category averages for the 1 and 3-year periods ended July 31, 2022. In response to questions from the Board, a representative of Footprints indicated that they were not considering making any changes in the Fund’s strategy at this time. After further discussion, the Trustees concluded that Footprints has managed the Fund consistent with its investment objective and strategy and that performance was not unreasonable but that the Board would continue to evaluate the Fund’s performance quarterly.

Fees and Expenses.  The Trustees next evaluated the Fund’s advisory fee. They considered that the advisory fee with respect to the Fund was 1.00%, which was higher than the adviser selected peer group average but less than the fee changed by the adviser to its other accounts.  The Board further considered that the advisory fee and net expense ratio were within the overall range of the peer group.  After further discussion, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

Profitability.  The Trustees reviewed the profitability analysis provided by Footprints. They acknowledged that Footprints realized a loss in connection with its relationship to the Fund. The Trustees concluded excessive profitability was not a relevant concern at this time.

Economies of Scale. The Trustees considered whether economies of scale had been realized with respect to the Footprint’s relationship with the Fund. They noted that based on the Fund’s current asset size and profit level, the absence of breakpoints was acceptable at this time.

Conclusion.  Having requested and received such information from Footprints as the Board believed to be reasonably necessary to evaluate the terms of the Advisory agreement, and as assisted by the advice of independent counsel, the Board concluded that the approval of the Advisory agreement is in the best interests of Trust and the shareholders.

Annual Report | 24

FOOTPRINTS DISCOVER VALUE FUND

TRUSTEES AND OFFICERS

NOVEMBER 30, 2022 (UNAUDITED)

 The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name Address and Year of Birth	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Paul K. Rode, Esq. 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 Year: 1980	Trustee	Indefinite/ October 2016- present	Attorney, Keith D. Weiner & Assoc. Co. L.P.A. since September 2005	6	None
Michael Young 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 Year: 1950	Trustee	Indefinite/ October 2016 - present	November 2013-Present: Consultant/Practitioner for Purdue, Rutgers and Northeastern Universities	6	None

1The “Fund Complex” consists of the MSS Series Trust.

Annual Report | 25

FOOTPRINTS DISCOVER VALUE FUND

TRUSTEES AND OFFICERS (CONTINUED)

NOVEMBER 30, 2022 (UNAUDITED)

 The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act and each officer of the Trust.

Name Address and Year of Birth	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Dr. Gregory B. Getts [1] 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 Year: 1957	Trustee	Indefinite/ October 2016 - present	Owner/President, Mutual Shareholder Services, LLC, since 1999; Owner/President Arbor Court Capital, LLC, since January 2012.	6	None
Brandon M. Pokersnik 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 Year: 1978	Treasurer, Secretary and Chief Compliance Officer	Indefinite/ October 2016 - present	Accountant, Mutual Shareholder Services, LLC, since 2008; Attorney Mutual Shareholder Services, LLC, since June 2016; Owner/President, Empirical Administration, LLC, since September 2012.	NA	NA

1 Gregory B. Getts is considered an “Interested” Trustee as defined in the 1940 Act because he is an officer of the Trust and President/owner of the Fund’s transfer agent, fund accountant, and distributor.
2The “Fund Complex” consists of the MSS Series Trust.
Each non-interested Trustee receives $300 per quarterly meeting attended.

The Fund's SAI includes additional information about the Trustees and is available free of charge by calling toll-free at 1-877-328-5468

Annual Report | 26

Board of Trustees

Paul Rode

Michael Young

Gregory Getts

Investment Advisor

Footprints Asset Management & Research, Inc.

11422 Miracle Hills Drive, Suite 208

Omaha, NE 68154

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Distributor

Arbor Court Capital, LLC

Custodian

U.S. Bank, N.A.

Independent Registered Public Accounting Firm

Sanville & Company

Legal Counsel

Thompson Hine LLP

This report is provided for the general information of the shareholders of the Footprints Discover Value Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.  The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

Registrant

Adviser

FY 2022

$ 13,800

$ 0

FY 2021

$ 13,000

$ 0

(b)

Audit-Related Fees

Registrant

Adviser

FY 2022

$ 0

$ 0

FY 2021

$ 0

$ 0

(c)

Tax Fees

Registrant

Adviser

FY 2022

$ 2,400

$ 0

FY 2021

$ 2,000

$ 0

(d)

All Other Fees

Registrant

Adviser

FY 2022

$ 0

$ 0

FY 2021

$ 0

$ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2022

$ 2,400

FY 2021

$ 2,000

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)

 A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental 7 basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

(j)

A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities.

A registrant must disclose: (1) That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant; (2) The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized; (3) Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant; (4) The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant; and (5) Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MSS Series Trust

By /s/ Gregory B. Getts

     Gregory B. Getts

     President

Date:  February 1, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Gregory B. Getts

      Gregory B. Getts

      President

Date:  February 1, 2023

By /s/ Brandon M. Pokersnik

      Brandon M. Pokersnik

      Principal Financial Officer

Date:  February 1, 2023